Accounts Payable, Accrued Liabilities and Asset Retirement Obligations - Components of the accounts payable (Detail) $ in Thousands, $ in Millions	Dec. 31, 2023 MXN ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 MXN ($)
Accounts payable and accrued liabilities [abstract]
Suppliers	$ 63,235,934		$ 69,238,025
Sundry creditors	88,637,103		95,270,108
Interest payable	6,616,584		6,671,247
Guarantee deposits from customers	1,455,109		833,424
Dividends payable	2,152,686		2,459,965
Total	$ 162,097,416	$ 9,595	$ 174,472,769